_                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2007

                First Federal of Northern Michigan Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

          Maryland                  0-31957                      38-0135202
----------------------------   -------------------------     -------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
    of incorporation)                                        Identification No.)



100 S. Second Ave., Alpena, Michigan                             49707
------------------------------------                      ------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (
      17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01.  Other Events.

     On September 18, 2007, the Board of Directors of First Federal of Northern Michigan Bancorp, Inc. (the "Company") declared a cash dividend on the Company's common stock of $0.05 per share for the quarter ending September 30, 2007. The dividend will be payable to stockholders of record as of September 30, 2007 and will be paid on or about October 19, 2007. The Company has 2,884,249 shares of common stock outstanding.

     A copy of the press release dated September 18, 2007, giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01.  Financial Statements and Exhibits.

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Not Applicable.

(d)   Exhibits.

         Exhibit No.                      Description
         -----------                      -----------

                99                        Press release dated September 18, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST FEDERAL OF NORTHERN MICHIGAN
                                       BANCORP, INC.


DATE:  September 19, 2007              By: /s/ Amy E. Essex
                                           -----------------------------------
                                           Amy E. Essex
                                           Chief Financial Officer